Exhibit 10.8

THIRD AMENDMENT TO THE
SANDERSON FARMS, INC. AND AFFILIATES
EMPLOYEE STOCK OWNERSHIP PLAN

THIS THIRD AMENDMENT is made and entered into by Sanderson Farms, Inc. (the “Corporation”) as set forth herein.
WHEREAS, the Corporation maintains the Sanderson Farms, Inc. and Affiliates Employee Stock Ownership Plan (the “Plan”); and
WHEREAS, the Corporation desires to amend the Plan to revise the mandatory distribution provisions.
NOW, THEREFORE, pursuant to the provisions of Section 12.1 of the Plan, the Plan is hereby amended, effective as of May 2, 2016, as follows:
1.Section 7.3 is revised to read as follows:
Section 7.3 Mandatory Distributions.

(a)
Subject to the requirements of subsection (c), if, upon Termination of Employment for any reason, a Participant’s vested Account balance does not exceed one thousand dollars ($1,000), then the Administrative Committee shall direct the Trustee to distribute the vested Account balance to the Participant as soon as practicable after the Distribution Date coincident with or next following the Participant’s Termination of Employment.

(b)
Subject to the requirements of subsection (c), if, upon Termination of Employment for any reason, a Participant’s vested Account balance is greater than one thousand dollars ($1,000) but does not exceed five thousand dollars ($5,000), and the Participant does not timely request a distribution, then the Administrative Committee shall direct the Trustee to distribute the vested Account balance in a direct rollover to an Individual Retirement Account described in Code Section 408(a) designated by the Administrative Committee as soon as practicable after the Distribution Date coincident with or next following the Participant’s Termination of Employment.

(c)
The Participant will receive advance notice of the distribution and the right to demand that the distribution be made in the form of whole shares of Qualifying Employer Securities with the value of any fractional shares paid in cash. Unless the Participant makes a timely demand that the distribution be made in the form of whole shares of

0S0187-038943

Exhibit 10.8

Qualifying Employer Securities with the value of any fractional shares paid in cash, the distribution will be made entirely in cash.
2.Except as otherwise provided in this Third Amendment, the provisions of the Plan shall remain in full force and effect.
IN WITNESS WHEREOF, the undersigned has executed this Third Amendment to the Plan on this 20th day of October, 2016, effective as set forth herein.

SANDERSON FARMS, INC.

By: /s/ D. Michael Cockrell

0S0187-038943